WILSHIRE MUTUAL FUNDS, INC.

Wilshire/MAXAM Diversity Fund

Supplement to Prospectus Dated July 15, 2008

On December 22, 2008, the Board of Directors determined that it was in the best interests of the Wilshire/MAXAM Diversity Fund (the “Fund”) to redeem all the outstanding shares of the Fund on January 15, 2009, and to terminate the Fund.  Prior to January 15, 2009, shareholders of the Fund may redeem their shares or exchange their shares for shares of another Wilshire Fund.  Any shares of the Fund that have not been redeemed or exchanged prior to January 15, 2009, will be redeemed automatically at their net asset value on that date.

December 22, 2008